Exhibit 10.19
CONNETICS CORPORATION
1995 EMPLOYEE STOCK PURCHASE PLAN
(As amended and restated through October 13, 2005)
(As amended and restated through May 7, 2004)
(As amended and restated through December 12, 2002)
Adopted by the Board of Directors Feb. 17, 2000
Approved by the Stockholders May 11, 2000
1.     Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.
2.     Definitions.
         (a)     “Board” means the Board of Directors of the Company.
         (b)     “Code” means the Internal Revenue Code of 1986, as amended.
         (c)     “Common Stock” means the Common Stock of the Company.
         (d)     “Company” means Connetics Corporation, a Delaware corporation.
         (e)     “Compensation” means all regular straight time gross earnings, excluding payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.
         (f)     “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than three (3) months or reemployment upon the expiration of such leave is guaranteed by contract or statute.
         (g)     “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.
         (h)     “Designated Subsidiaries” means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
         (i)     “Employee” means any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.
         (j)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
         (k)     “Offering” means the grant of rights to purchase Common Stock of the Company under the Plan to eligible Employees.
         (l)     “Offering Date” means the first business day of each Offering Period of the Plan. In the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but prior to the first business day of the last calendar quarter of such Offering Period, the term “Offering Date” means the first business day of the calendar quarter coinciding with or next succeeding the day on which that individual becomes an eligible Employee. Options granted after the first business day of an Offering Period will be subject to the same terms as the options granted on the first business day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

         (m)     “Offering Period” means a period of six (6) months commencing on December 1 and June 1 of each year, except as otherwise set forth in Section 4(a), or such other period as the Board of Directors may determine prior to the commencement of an Offering Period, but which period shall not exceed twenty-four (24) months.
         (n)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated under the Exchange Act.
         (o)     “Option Price” means the price at which the shares are offered in a given Offering Period, calculated as set forth in Section 7(b).
         (p)     “Plan” means this Employee Stock Purchase Plan.
         (q)     “Purchase Date” means the last day of each Offering Period (or Purchase Period, if applicable) under the Plan.
         (r)     “Purchase Period” means a period specified as such pursuant to Section 4(b) hereof.
         (s)     “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
3.     Eligibility.
         (a)     Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.
         (b)     Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.
4.     Offering Periods and Purchase Periods.
         (a)     Offering Periods. Beginning December 1, 2005, the Plan shall be implemented by a series of Offering Periods of six (6) months duration, with new Offering Periods commencing on or about June 1 and December 1 of each year (or at such other time or times as may be determined by the Board of Directors). The Plan shall continue until terminated in accordance with Section 20 of this Plan. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. The terms and conditions of an Offering Period shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offering Periods need not be identical, but each Offering shall include (thorough incorporation of the provisions of this Plan by reference into the document comprising the Offering or otherwise) the Offering Period, and the substance of the provisions contained in Sections 5 through 13, inclusive. An Employee may only participate in one Offering Period at a time.
         (b)     Purchase Periods. With respect to any Offering Period, the Board may specify shorter Purchase Periods within an Offering Period, such that the option granted on the Offering Date shall be automatically exercised in successive installments on the Purchase Date(s) specified by the Board. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected.
5.     Participation.
         (a)     An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering. The subscription agreement shall set forth the percentage of the participant’s Compensation (which shall be greater than or equal to zero percent (0%) but not more than fifteen percent (15%)) to be paid as Contributions pursuant to the Plan.
         (b)     Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.
6.     Method of Payment of Contributions.
         (a)     The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount greater than or equal to zero percent (0%) but not more than fifteen percent (15%) of such participant’s Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.
         (b)     A participant may discontinue his or her participation in the Plan as provided in Section 10. To the extent permitted by the Board, a participant may increase or decrease the rate of his or her Contributions on one occasion only during an Offering Period by completing and filing with the Company a change of status notice. The change in rate shall be effective for the first full payroll period commencing no fewer than ten (10) business days following the Company’s receipt of the change of status notice, unless this change is processed more quickly.
         (c)     Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) of this Plan, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $25,000. Payroll deductions shall re-commence at the rate provided in such participant’s subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.
7.     Grant of Option.
         (a)     On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of shares of the Company’s Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the Option Price; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $12,500 by the fair market value of a share of the Company’s Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 7(b).
         (b)     The option price per share of the shares offered in a given Offering Period (“Option Price”) shall not be less than the lower of eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Offering Date or eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Purchase Date. For Offering Periods beginning on or after December 1, 2005, the Option Price shall be an amount equal to eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Purchase Date;

The fair market value of the Company’s Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.
         (c)     In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any give Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as is practicable and as it deems to be equitable.
8.     Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of shares, including fractional shares, subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.
9.     Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option or the deposit of such number of shares with the broker selected by the Company for administration of Plan stock purchases, as determined by the Company. Any cash remaining to the credit of a participant’s account under the Plan after a purchase by him or her of shares at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be carried over to the next Offering Period if the Employee continues to participate in the Plan, or if the Employee does not continue to participate, shall be returned to said participant.
10.   Voluntary Withdrawal; Termination of Employment.
         (a)     A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.
         (b)     Upon termination of the participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated.
         (c)     If an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.
         (d)     A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which the Company may adopt after the date of this Plan.

11.   Automatic Withdrawal. If on any Purchase Date in an Offering Period, the fair market value of the shares is lower than it was on the Offering Date of such Offering Period (after taking into account any adjustment during the Offering Period pursuant to Section 19(a)), all participants in such Offering Period shall (a) acquire the shares reserved for the participant for such Purchase Date, and (b) automatically be (i) withdrawn from the Offering Period following the acquisition of shares, and (ii) enrolled in the Offering Period that commences on the next business day.
12.   Interest.
         (a)     All payroll deductions credited to the account of a participant under the Plan shall accrue interest. In the case of participants primarily employed in Australia, such amounts credited to a participant’s account shall be deposited with a bank in Australia. In the case of participants primarily employed in the United States, such amounts credited to a participant’s account shall be deposited with a bank in the United States. With respect to participants employed in other jurisdictions, the Board shall determine the location of the bank where amounts credited to a participant’s account shall be deposited.
         (b)     Any interest attributable to amounts credited to the account of a participant under the Plan shall be paid to the account of the participant and shall form part of that participant’s Contributions.
         (c)     The Company shall be entitled to deduct from the interest earned on amounts credited to the account of a participant any bank and government charges referable to that participant’s Contributions and an amount representing a reasonable apportionment of the cost of administering the Plan, as determined by the Board from time to time. In addition, the Company shall be entitled to withhold from such interest an amount sufficient to satisfy any applicable income and employment tax withholding obligations.
         (d)     The Company shall advise each participant of the amount of interest (net of any bank, government and administration charges deducted) earned in respect of amounts credited to the account of a participant for the relevant tax period.
13.   Stock Subject to the Plan.
         (a)     Subject to adjustment upon changes in capitalization of the Company as provided in Section 19(a), the maximum aggregate number of Shares which may be optioned and sold under the Plan shall be Eight Hundred Thousand (800,000) shares, plus an annual increase to be added on each November 30, equal to the lesser of:
         (i)     one half of one percent (0.5%) of the total number of shares of Common Stock outstanding on such anniversary date; or
         (ii)     a number of shares determined by the Board prior to the anniversary date, which number shall be less than (i) above.
The Shares may be authorized, but unissued, or reacquired Common Stock. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.
         (b)     The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
         (c)     Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

14.   Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to determine when and how rights to purchase stock of the Company shall be granted and the provisions of each such Offering Period (which need not be identical), to construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act.
15.   Designation of Beneficiary.
         (a)     A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
         (b)     Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
16.   Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.
17.   Use of Funds. Contributions received by the Company under the Plan shall constitute general funds of the Company.
18.   Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.
19.   Adjustments Upon Changes in Capitalization; Corporate Transactions.
         (a)     Adjustment. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         (b)     Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the “New Purchase Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that either:
(i) the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10; or

(ii) the Company shall pay to the participant on the New Purchase Date an amount in cash, cash equivalents, or property as determined by the Board that is equal to the excess, if any, of (A) the Fair Market Value of the shares subject to the option over (B) the Option Price due had the participant’s option been exercised automatically under subsection (b)(i) above. In addition, all remaining accumulated payroll deduction amounts shall be returned to the participant.
     For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.
     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.
20.   Amendment or Termination.
         (a)  The Board of Directors of the Company may at any time and for any reason suspend, terminate or amend the Plan. Except as provided in Section 19(b), no such termination may affect options previously granted, provided that the Plan or any one or more Offering Periods may be terminated by the Board (or its committee) on any Purchase Date or by the Board (or its committee) establishing a new purchase date with respect to any Offering Period and/or any Purchase Period then in progress if the Board (or its committee) determines that the termination of the Plan or such one or more Offering Periods is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of affected participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.
         (b)  Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offering Periods, change the length of Purchase Periods within any Offering Period, determine the length of any future Offering Period, determine whether future Offering Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable and which are consistent with the Plan.
21.   Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.   Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under those Acts, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23.   Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 20.
24.   Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
25.   Plan Approval. The Plan was initially approved by the Board and the stockholders of the Company in the year 2000. In December 2002, the Board approved an amendment and restatement of the Plan to provide (a) that a participant may increase or decrease his or his percentage of payroll withholding once during each Purchase Period, (b) that a participant may elect to have payroll deductions made on each payday during an Offering Period in an amount greater than or equal to zero percent (0%) but not more than fifteen percent (15%) of the participant’s Compensation and (c) for certain other administrative changes, which amendments are not subject to stockholder approval. The amendments described in the previous sentence shall be effective for Offering Periods commencing on or after June 1, 2003. In May 2004, the Board approved and amendment and restatement of the Plan to provide that all payroll deductions credited to the account of a participant under the Plan shall accrue interest subject to the provisions of Section 12 of the Plan, which amendment is not subject to stockholder approval. The amendment described in the previous sentence shall be effective for Offering Periods commencing on or after June 1, 2004. In October 2005, the Board approved and amendment and restatement of the Plan to (x) shorten the length of future Offering Periods from twenty-four (24) months to six (6) months, (y) provide that the Option Price per share for any given Offering Period shall be eighty-five percent (85%) of the Fair Market Value of a share of the Company’s Common Stock on the Purchase Date and (z) provide for certain other administrative changes, which amendment and restatement is not subject to stockholder approval. The amendments described in the previous sentence shall be effective for Offering Periods commencing on or after December 1, 2005.
* * * * * * * * * *

CONNETICS CORPORATION
1995 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
1.     I, ________________________, hereby elect to participate in the CONNETICS CORPORATION 1995 Employee Stock Purchase Plan (the “Plan”) for the Offering Period ______________, 20___ to _______________, 20__, and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.
2.     I elect to have Contributions in the amount of ___% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must be greater than or equal to zero percent (0%) but not more than fifteen percent (15%) of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).
3.     I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.
4.     I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I may not increase or decrease the rate of my Contributions during any Offering Period. However, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.
5.     I have received a copy of the Company’s most recent description of the Plan and a copy of the complete “CONNETICS CORPORATION 1995 Employee Stock Purchase Plan.” I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
6.     Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

7.     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

NAME: ________________________________________
(Please print)     (First)     (Middle)     (Last)
_____________________________________
                              (Address)
_____________________________________
_______________________
(Relationship)

8.     I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within one year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.
         I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.
9.     If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.
         I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.
10.   I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.
SIGNATURE: _______________________
SOCIAL SECURITY #: _____________
DATE: ____________________
SPOUSE’S SIGNATURE (necessary if beneficiary is not spouse):

____________________________________
(Signature)
___________________________
(Print name)

CONNETICS CORPORATION
1995 EMPLOYEE STOCK PURCHASE PLAN
CHANGE OF STATUS NOTICE

     ☐ Withdrawal From 1995 Employee Stock Purchase Plan
I, __________________________, hereby elect to withdraw my participation in the CONNETICS CORPORATION 1995 Employee Stock Purchase Plan (the “Plan”) for the Offering Period ______________, 20___ to _______________, 20__. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.
I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.
I further understand and agree that I shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.
If the undersigned is an Officer or Director of CONNETICS CORPORATION or other person subject to Section 16 of the Securities Exchange Act of 1934, the signature below indicates that, in addition to the foregoing, I understand that under rules promulgated by the U.S. Securities and Exchange Commission I may not re-enroll in the Plan for a period of six (6) months after withdrawal.

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     ☐ Change of Beneficiary
This change of beneficiary shall terminate my previous beneficiary designation under the Plan. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

NAME: _____________________________________
(Please print)     (First)     (Middle)     (Last)
_____________________________________
                              (Address)
_____________________________________
_______________________
(Relationship)

SIGNATURE: ________________________
SOCIAL SECURITY #: ____________
DATE: ___________________
SPOUSE’S SIGNATURE (necessary if beneficiary is not spouse):

____________________________________
(Signature)
__________________________
(Print name)

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